UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2018

HEMP NATURALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55590	47-5604166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16950 North Bay Road , Suite 18033 Sunny Isles Beach, Florida		33160
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (347)-301-8431

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2017, the Company entered in to an agreement, (the “Financial Services Advisory Agreement”) with Network 1 Financial Securities, Inc., a New Jersey corporation for financial advisory services for a term of six months. The advisory services were paid for through the issuance of the Company’s common stock to Network 1 Financial Securities, Inc. and its affiliates as further described in Item 3.02.
On May 8, 2017, the Company entered into a residential lease agreement, (“Lease Agreement”) for real estate located at 1626 South 17th Avenue, Hollywood, Florida 33020 with Mazel Property Enterprise, Corp., a Delaware corporation. The lease term began on May 8, 2017 and terminates on May 8, 2024. The rent was paid in full for seven years in exchange for the issuance of 40,000,000 shares of the Company’s common stock to Mazel Property Enterprise, Corp. as further described in Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities.

(i)
The Company entered into agreement to issue restricted and unregistered shares to the following individuals and entities:

1) 500,000 common shares to Adam Pasholk of Network 1 Financial Securities on February 22, 2017 with an address of 2 Bridge Avenue, Suite 241, Red Bank, NJ 07701

2) 100,000 common shares to Damon Testaverde of Network 1 Financial Securities on February 22, 2017 with an address of 2 Bridge Avenue, Suite 241, Red Bank, NJ 07701

3) 100,000 common shares to Network 1 Financial Securities, Inc. of Network 1 Financial Securities on February 22, 2017 with an address of 2 Bridge Avenue, Suite 241, Red Bank, NJ 07701.

The foregoing shares were issued on October 11, 2017 for services rendered pursuant to the Financial Services Advisory Agreement entered into by Network 1 Financial Securities, Inc. and its affiliates to act as the Company’s financial advisor.

4) 40,000,000 common shares to Mazel Property Enterprise Corp. on May 8, 2017 with an address of 1365 Carrol Street, Apt. 2C, Brooklyn, NY 11213. The shares were agreed upon as rent paid upfront for seven years pursuant to the Lease Agreement. The shares were issued on February 20, 2018. Miriam Bleier is considered the indirect beneficial owner of these shares as she is the sole shareholder of Mazel Property Enterprise, Corp. Miriam Bleier is the mother-in-law of Maryna Bleier, our secretary.

5) 45,000,000 common shares to Blue Car Enterprise, Inc., a Delaware corporation with an address of 580 Fifth Avenue, 10th Floor, NY, NY 10036 on November 17, 2017 and 29,000,000 shares were issued on January 16, 2018. The shares were issued to further develop the company’s business plan. Levi Jacobson, our sole director is considered the indirect beneficial owner of these shares as he is the sole shareholder of Blue Car Enterprise, Inc.

6) 45,000,000 common shares to the Jewish Enrichment Center, Inc., a Delaware corporation with an address of 724 Indian Rocks Road, Belle Air Florida, 33756 on November 17, 2017. The shares were issued for consulting services. Yosef Bleier is considered the indirect beneficial owner of these shares as he is the sole shareholder of Jewish Enrichment Center, Inc. Yosef Bleier is the husband of Maryna Bleier, our secretary.

7) 29,000,000 common shares to Elad National Properties, Inc., a Delaware corporation with an address of 1365 Carrol Street, Apt. 2C, Brooklyn, NY 11213 on January 16, 2018. The shares were issued to help materialize the business plan. Levi Jacobson, our sole director is considered the indirect beneficial owner of these shares as he is the sole shareholder of Elad National Properties, Inc.

8) 120,000,000 common shares to Levi Jacobson with an address of 646 Eastern Parkway, Brooklyn, NY 11213 on November 17, 2017 and 6,000,000 shares on August 17, 2017. The shares were issued to develop the company’s business plan. Levi Jacobson is our sole director.

9) 120,000,000 common shares to Marathon Properties, Inc. with an address of 1626 South 17th Avenue, Hollywood, Florida, 33020 on January 4, 2018. The shares were issued for consulting services. Yosef Bleier is considered the indirect beneficial owner of these shares as he is the sole shareholder of Marathon Properties, Inc. Yosef Bleier is the husband of Maryna Bleier, our secretary.

10) 40,000,000 common shares to Goldstar Realty, Inc., a Delaware corporation with an address of 16900 North Bay Road, Suite 18003, Sunny Isle Beach, Florida, 33160 on January 4, 2018 and 14,000,000 shares were issued on January 9, 2018. The shares were issued for consulting services. Eli Bleier is considered the indirect beneficial owner of these shares as he is the sole shareholder of Goldstar Realty, Inc. Eli Bleier is the brother-in-law of Yosef Bleier.

11) 1,250,000 common shares to Samuel Schlesinger with an address of 55 Haul Road, Wayne, NY 07470 on October 19, 2017. The shares were issued as compensation for services rendered.

Item 4.01 Changes in Registrant’s Certifying Accountant

(i)
On March 14, 2018, Hemp Naturals, Inc., (the Company”) was notified by their independent registered public accounting firm, MaloneBailey, LLP that they have resigned as the Company’s independent auditors. The Comapany is presently seeking out a new independent registered public accounting firm.

(ii)
The reports of MaloneBailey, LLP on the Company's financial statements as of and for the fiscal years ended November 30, 2016 and 2015 and the subsequent interim period preceding the date of their resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)
During the fiscal years ended November 30, 2016 and 2015 and through March 20, 2018, there have been no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (i) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (ii) inadequate segregation of duties consistent with control objectives; and (iii) ineffective controls over period end financial disclosure and reporting processes.

(iv)
The Company has requested that MaloneBailey, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by MaloneBailey, LLP is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(i)
On March 14, 2018, Hemp Naturals, Inc., (the Company”) received notice from its registered public accounting firm, MaloneBailey, LLP that disclosure should be made or action should be taken to prevent future reliance related to previously issued and reviewed financial statements for the quarterly periods ending February 28, 2017, May 31, 2017 and August 31, 2017. The reason being that there were undisclosed and unaccounted for share issuances that would have impacted each of those filings. The board of directors discussed with MaloneBailey, LLP the matters disclosed in this filing pursuant to this Item 4.02(b).
We have requested MaloneBailey, LLP to inlclude in the 16.1 letter stating whether they agree with the statements made by us in response to this Item 4.02 and, if not, stating the respects in which they do not agree.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated March 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMP NATURALS, INC.

/s/ Levi Jacobson
Levi Jacobson
President, Chief Executive Officer, Chief Financial Officer, and Director

Date: March 20, 2018

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